UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 6, 2016

FlexFridge, Inc.
(Exact name of Registrant as Specified in its Charter)

Illinois	333-139117	80-0961484
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

205 W. Wacker Drive. Suite 1320
Chicago, IL 60606
 (Address of Principal Executive Offices including Zip Code)

(312) 614-1222
 (Registrant's Telephone Number, including Area Code)

________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2016, the stockholders of FlexFridge, Inc. ("FlexFridge" or the "Company") voted to approve an amendment (the "Amendment") to FlexFridge's Articles of Incorporation which authorized the Board of Directors to effect a one-to-five hundred reverse stock split of FlexFridge's class A common stock, par value $0.0001 per share ("Class A Common Stock").  Immediately thereafter, the Company filed a notice of corporate action with the Financial Industry Regulatory Authority ("FINRA").  The Amendment was approved by the holders of the Company's capital stock as follows: Class A Common Stock with 262,909,255 votes or 76% approving, Class B Common Stock 120,000,000,000 votes or 100% approving, Series A Convertible Preferred Stock 20,000,000 votes or 100% approving and Series B Convertible Preferred Stock 20,000,000 votes or 100% approving. Upon receiving approval from FINRA, FlexFridge intends to make such filings with the Secretary of State of Illinois as may be required. The proposed effective date of the reverse stock split is as of the close of business Eastern Standard Time, on July 18, 2016 or such time as FINRA may approve the aforementioned corporate action, for shareholders of record as of July 6, 2016.  At the effective time, each five hundred shares of Class A Common Stock outstanding will be combined into a single share of Class A Common Stock with any resulting fractional shares rounded up to the next whole share and with odd lots being rounded up to 100 shares.  The total number of shares of Common Stock authorized and the par value under FlexFridge's Amended Articles of Incorporation was not affected.

The shareholders and Board of Directors determined that the aforementioned reverse stock split would be in the best interests of the Company and its shareholders because it will provide the Company with an opportunity to "up list" its Class A Common Stock from a "fully reporting pink" status to "fully reporting QB" status in its primary market with OTC Markets.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth under Item 1.01 above relating to the Reverse Stock Split, the Amendment and the Series B Amendment is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 1.01 above relating to the Reverse Stock Split and the Amendment is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The disclosure set forth under Item 1.01 above relating to the Reverse Stock Split and the Amendment is incorporated into this Item 5.07 by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description

4.1*	Certificate of Amendment of Articles of Incorporation will be provided in a subsequent filing upon receipt of approval by FINRA .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 7, 2016
FLEXFRIDGE, INC.

By:    /s/Shaun Passley
Name:   Shaun Passley, Ph.D.
Title:     Chief Executive Officer and Chief Financial Officer